UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	April 30, 2018

                   WHITING PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300 Denver, Colorado	80290-2300
(Address of principal executive offices)	(Zip Code)

(303) 837-1661
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.Results of Operations and Financial Condition.

On April 30, 2018, Whiting Petroleum Corporation issued a press release announcing its financial and operating results for the first quarter ended March 31, 2018 and providing certain guidance for the second quarter of 2018 and full-year 2018.  A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.  Not applicable.

(b)Pro Forma Financial Information.  Not applicable.

(c)Shell Company Transactions.  Not applicable.

(d)Exhibits:

(99)Press Release of Whiting Petroleum Corporation, dated April 30, 2018.

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description
(99)	Press Release of Whiting Petroleum Corporation, dated April 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: April 30, 2018	By:	/s/ Bradley J. Holly
Bradley J. Holly
President and Chief Executive Officer